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                                                                   EXHIBIT 10.72



                    [BAXTER HEALTHCARE CORPORATION LETTERHEAD]


                                                               Account# 34251865

                                   AMENDMENT

This Amendment dated this 28th day of January 2002, is between Baxter Healthcare Corporation with offices at Route 120 and Wilson Road, WG1-3S, Round Lake, IL 60073 ("Baxter") and Coram, Inc., with offices at 1675 Broadway, Suite 900, Denver, CO 80202 ("Facility").

This Addendum will be in effect for forty-five (45) days for your consideration.

Baxter and Facility entered into a Purchase Agreement dated October 23, 2000 (the "Agreement").

Baxter and Facility agree to amend the Agreement as follows:


1. Paragraph 9, is amended to provide that payment terms shall be 2%, 20 net 30 days from invoice date through June 30, 2002. Beginning July 1, 2002, payment terms will return to 2%, 15 net 30 days from invoice date.

2. All other terms and conditions of the Agreement will remain in full force and effect.

3. This Amendment shall become effective fifteen (15) calendar days from date on which Baxter countersigns this Amendment.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement.


CORAM, INC.                               BAXTER HEALTHCARE CORPORATION

BY: /s/ FRANK GEIGER                      BY:  /s/ LORI RUMER
   ---------------------------------         ---------------------------------
NAME:  Frank Geiger                       NAME:   Lori Rumer
     -------------------------------           -------------------------------
TITLE: Sr. Vice President MM              TITLE: Sales Contract Administrator
      ------------------------------            ------------------------------
DATE:      2/1/02                         DATE:        2/7/02
     -------------------------------           -------------------------------


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                    [BAXTER HEALTHCARE CORPORATION LETTERHEAD]


February 7, 2002



Mr. Frank Geiger
Senior Vice President
Coram, Inc.
1675 Broadway, Suite 900
Denver, CO 80202


Re:  34251865 / Amendment
     Coram, Inc.


Dear Mr. Geiger:

Enclosed for your records is a copy of the countersigned Amendment between Coram, Inc. and Baxter Healthcare Corporation.

This Amendment shall become effective February 22, 2002.

Should you have any questions, please feel free to contact Rose Lorella, Director of National Accounts at (800) 285-3536 ext. 7597 or your Sales Contract Administrator at (800) 388-4631 ext. 3346.

We appreciate having this opportunity to be of service to you.

Sincerely,

/s/ HEATHER MARCELAIN

Heather Marcelain
Sales Contract Administrator

Enclosure


cc: Rose Lorella
    Mike Buha
    File